SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 13, 2000


                              STREAMLINE.COM, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                    000-26133                   04-3187302
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)         IRS Employer
        of Incorporation)                                     Identification No.


                    27 Dartmouth Street, Westwood, MA 02090
              (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code (781) 407-1900

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements identified or qualified by words such as "likely," "will," "suggests," "may," "would," "could," "should," "expects," "anticipates," "estimates," "plans," "projects," "believes," or similar expressions (and variants of such words or expressions). The forward-looking statements contained herein represent the judgment of Streamline.com, Inc. as of the date of this Current Report on Form 8-K and Streamline.com, Inc. cautions against the placement of undue reliance on such statements. These statements relate to future events and therefore are inherently uncertain. Actual performance and results may differ materially from those projected or suggested due to certain risks and uncertainties, including, but not limited to, the risks and uncertainties described or discussed in the Section "Risk Factors" in Streamline's Form 10-K for the period ended January 1, 2000 and filed with the Securities and Exchange Commission on March 31, 2000, Streamline's Form 10-Q for the period ended July 1, 2000 and filed with the Securities and Exchange Commission on August 15, 2000, and Streamline's registration statement on Form S-3 filed with the Securities and Exchange Commission on October 5, 2000. These risks include, among others, raising the additional capital to fund continuing operations and increasing competition, and other risks relating to Streamline.com Inc.'s dependence on customer acceptance of direct, unattended delivery of goods and services.

Item 5.       Other Events

         As Streamline.com, Inc. (the "Company") has been unsuccessful to date in raising additional financing or, alternatively, selling the Company's remaining operations, the Board of Directors of the Company decided to begin the orderly wind down of its operations. The Company will notify customers that it plans to discontinue service effective November 22, 2000.

         The Company plans to sell its remaining assets and use the proceeds and existing cash to settle with the Company's creditors. The Company will provide severance to laid off employees and retain a small staff to oversee the sale of the Company's assets and ensure the orderly wind-down of operations.

         A copy of a press release of the Company is included as Exhibit 99.1 hereto.

Item 7.       Financial Statements and Exhibits.

(a)      Exhibits

Exhibit 99.1 Press Release, dated November 13, 2000.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STREAMLINE.COM, INC.



                                       By: /s/ Lawrence P. Anderson
                                       ----------------------------------------
                                       Lawrence P. Anderson,
                                       Chief Financial Officer
                                       (Authorized Officer and Principal
                                       Financial Officer)


Dated:  November 13, 2000